Exhibit 99.1


            Per-Se Technologies Completes 2003 10-K Filing;
        Receives $20 Million Settlement From Lloyd's of London

    ATLANTA--(BUSINESS WIRE)--May 13, 2004--Per-Se Technologies, Inc. (Nasdaq:PSTIE):

    -- Restatements increase net income by $2.1 million from Q1 2001 through Q3 2003

    -- Expenses related to additional procedures that caused 10-K filing delay are in the range of $6 million to $7 million

    Per-Se Technologies, Inc. (Nasdaq:PSTIE) announced today that it has filed its 2003 annual report on Form 10-K with the U.S. Securities and Exchange Commission (SEC).
    "Our SEC filings are the foundation of our financial disclosures and we take our responsibility to submit accurate and timely filings seriously. While this process has been extensive, the operations of our business continue to be strong," stated Philip M. Pead, Per-Se's chairman, president and chief executive officer. "Additionally, we are pleased to report the outcome of our litigation with Lloyd's, allowing us to close both matters and move forward."

    2003 Form 10-K Filing

    The Company was delayed in filing its 2003 Form 10-K due to additional procedures requested by the Company's external auditors in connection with allegations of improprieties made in 2003. These additional procedures were deemed necessary due to Statement of Auditing Standards No. 99, which became effective for periods beginning on or after December 15, 2002. In addition to the 2003 allegations, the Company received an anonymous letter in May 2004 that also required additional procedures. The Company believes this letter is from the same source as the November 2003 anonymous letter. The additional procedures were performed by an outside accounting firm that had previously assisted the audit committee of the board of directors in reviewing certain of the allegations.
    Due to the volume and the vague nature of many of the allegations, the scope of the additional procedures was broad and extensive. The additional procedures included the review of a significant number of the Company's accounts for the years 2001 through 2003, the evaluation of more than 500,000 emails and the interviews of both current and former employees. At times, the outside accountants had as many as 60 people performing the additional procedures. Given the magnitude of the work, the Company expects to record costs totaling approximately $6 million to $7 million during 2004 for the additional procedures. Approximately $4 million of costs associated with the additional procedures were recorded during the first quarter with the remainder to be recorded in the second quarter.
    At the end of this extensive process, the outside accounting firm identified certain financial items that it believed warranted further review by the Company. The Company has reviewed these items and concluded that it is appropriate to restate its prior period financial statements. The overall impact of the restatements is a net increase to reported net income totaling approximately $2.1 million, or $.07 per share on a fully diluted basis for the years 2001 and 2002, and for the nine months ended September 30, 2003.
    As a result of the errors that caused the restatements, the Company's external auditors determined that a material weakness exists in the Company's internal controls and procedures primarily related to the recording of accruals. The Company is taking actions to address these items.
    "While this process identified areas for improvement, my confidence in our ethical business practices has never wavered. We place a high regard on integrity and compliance in all areas of our business dealings. I believe this process confirmed this," stated Pead.

    Net Impact of Restatements

    As stated earlier, the restatements resulted in a net increase to net income. This increase primarily relates to certain liability accounts that were determined to be over accrued. That determination was based on the correction of errors and subsequent refinement of estimates originally made in establishing the accruals.
    On an annual basis, the net decrease to the reported net loss for 2001 is approximately $0.2 million or $.01 per share, and the net increase to reported net income for 2002 is approximately $1.0 million or $.03 per share on a fully diluted basis, and for the nine months ended September 30, 2003, is approximately $0.8 million or $.03 per share on a fully diluted basis. In the periods presented, the impact of the restatements is a net increase to reported net income in each quarter, except for the second quarter of 2002, which has a decrease to reported net income of approximately $0.2 million.
    The Company has also revised its previously released unaudited fourth quarter 2003 financials. The net amount of the revisions is a net increase to net income of approximately $1.2 million, or $.03 per share on a fully diluted basis. The revisions relate to an approximately $0.6 million increase in revenue in the Hospital Services division primarily due to previously unbilled maintenance for certain software customers that was to be recognized upon receipt of payment. This revenue will have a positive impact on future quarters. The revisions also relate to a net decrease in expenses of approximately $0.6 million, of which approximately $0.8 million related to an income tax refund that the Company filed for in April 2004 and that was recorded in the fourth quarter of 2003 (since the year-end audit was not completed until early May). This refund was for taxes paid related to a divestiture in 1997.
    A table outlining selected financial data by quarter for 2003 and 2002 and annually for 2001 is attached. Segment information is available in the Investors section of the Company's website at www.per-se.com under the Supplemental Info link.

    Lloyd's of London Settlement

    The Company also announced today that on May 10, 2004, it reached a $20 million settlement with Lloyd's of London (Lloyd's).
    As previously reported, the Company was in litigation with Lloyd's following Lloyd's attempt in May 2002 to rescind certain Errors & Omissions Liability Policies ("E&O" policies) and Directors and Officers Liability Policies ("D&O" policies) issued by Lloyd's to the Company for the period December 31, 1998, to June 30, 2002.
    The settlement entails a $20 million cash payment that is payable by Lloyd's 60 days from the settlement date or in early July 2004. Lloyd's also agreed to assume responsibility for the two remaining pending claims under the E&O policies. As of the settlement date, the Company had an approximately $18.3 million receivable from Lloyd's associated with legal and settlement costs in excess of the Lloyd's E&O deductible, of which approximately $5 million has not been paid. The Company expects to record an approximately $1.7 million gain on settlement when the cash is received.

    First Quarter 2004 10-Q and Earnings Release

    Due to the delay in filing its 2003 Form 10-K, the Company is currently in the process of finalizing its first quarter 2004 results and is working to file its first quarter 2004 Form 10-Q as quickly as possible. The Company will issue its first quarter earnings release and hold a conference call with security analysts and institutional investors upon filing its first quarter Form 10-Q.

    Nasdaq Listing

    On April 5, 2004, the Company announced that, as expected, it had received a noncompliance notification from The Nasdaq Stock Market (Nasdaq) due to the delay in filing its 2003 annual report on Form 10-K. On April 29, 2004, the Company had its hearing on the matter before a Nasdaq Listing Qualifications Panel. The Panel is expected to issue its decision in the coming weeks.
    The Company expects that it will also receive a noncompliance notification from Nasdaq due to the delay in filing its first quarter 2004 Form 10-Q, which was due on May 10, 2004. Upon receipt of the notification, the Company will issue a press release publicly disseminating this information per Nasdaq requirements.
    When the Company is current with all its SEC filings, the Company expects to be fully compliant with Nasdaq listing standards.

    About Per-Se Technologies

    Per-Se Technologies (Nasdaq:PSTIE) is the leader in Connective Healthcare. Connective Healthcare solutions from Per-Se enable physicians and hospitals to achieve their income potential by creating an environment that streamlines and simplifies the complex administrative burden of providing healthcare. Per-Se's Connective Healthcare solutions help reduce administrative expenses, increase revenue and accelerate the movement of funds to benefit providers, payers and patients. More information is available at www.per-se.com.

    Safe Harbor Statement

    This Press Release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this Press Release include the intent, belief or current expectations of the Company and members of its management team with respect to the costs of additional procedures performed in conjunction with the Company's year-end audit, future revenue of previously unbilled software maintenance, the timing of the release of the Company's first quarter 2004 earnings, the filing of its first quarter 2004 Form 10-Q with the SEC, the delisting process with Nasdaq and the Lloyd's settlement as well as the assumptions upon which such statements are based. Forward-looking statements include specifically, but are not limited to the costs and earnings and cash flow impact of the additional procedures performed in conjunction with the Company's year-end audit, the impact on future quarters of previously unbilled software maintenance revenue, the timing of its first quarter 2004 earnings release and Form 10-Q filing, the actions taken or to be taken to correct material weaknesses identified by the Company's external auditors, the decision of the Nasdaq Listing Qualifications Panel, and the timing of cash receipt and the gain to be recognized with the Lloyd's settlement. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to, costs exceeding current estimates for the additional procedures, adverse developments with respect to additional work performed in conjunction with the first quarter 2004 review work by the Company's external auditors and the delisting of the Company's common stock by Nasdaq. Additional factors that would cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company's Safe Harbor Compliance Statement included in the Company's Form 10-K for the year ended December 31, 2003. The Company disclaims any responsibility to update any forward-looking statements.




                          PER-SE TECHNOLOGIES
          SELECTED FINANCIAL DATA - AS REPORTED AND RESTATED
    BY QUARTER AND FULL YEAR FOR 2003 AND 2002; FULL YEAR FOR 2001
                 (in thousands, except per share data)


                                      2003
----------------------------------------------------------------------
                   Q1                  Q2                  Q3
------------------------------ ------------------- -------------------
               As                  As                  As
            reported  Restated  reported  Restated  reported  Restated
-------------------- --------- --------- --------- --------- ---------

Revenue     $81,903   $81,998   $85,412   $85,456   $84,511   $84,523
-------------------- --------- --------- --------- --------- ---------
Inc. from
 continuing
 opera-
 tions,
 excluding
 special
 items        3,084     3,342     4,882     5,013     6,020     6,091
-------------------- --------- --------- --------- --------- ---------
Income from
 continuing
 operations   2,863     3,121     4,882     5,013      (191)     (120)
-------------------- --------- --------- --------- --------- ---------
Net income    1,578     1,837     2,950     3,081        74       506
-------------------- --------- --------- --------- --------- ---------
Per diluted
 share data:
-------------------- --------- --------- --------- --------- ---------
Inc. from
 cont. ops.,
 excl. special
 items         $.10      $.11      $.15      $.16      $.18      $.18
-------------------- --------- --------- --------- --------- ---------
Income from
 continuing
 operations    $.09      $.10      $.15      $.16     ($.01)        -
-------------------- --------- --------- --------- --------- ---------
Net income
 per share     $.05      $.06      $.09      $.10         -      $.02
-------------------- --------- --------- --------- --------- ---------


                             2003
----------------------------------------------------
                   Q4                Full Year
------------------------------ ---------------------
              As                  As      Restated/
            reported  Revised   reported   Revised
-------------------- --------- ---------- ----------

Revenue     $82,638   $83,192   $334,464   $335,169
-------------------- --------- ---------- ----------
Inc. from
 continuing
 opera-
 tions,
 excluding
 special
 items        7,240     8,516     21,226     22,962
-------------------- --------- ---------- ----------
Income from
 continuing
 operations   6,587     7,863     14,141     15,877
-------------------- --------- ---------- ----------
Net income    5,373     6,565      9,975     11,989
-------------------- --------- ---------- ----------
Per diluted
 share data:
-------------------- --------- ---------- ----------
Inc. from
 cont. ops.,
 excl. special
 items         $.21      $.25       $.65       $.70
-------------------- --------- ---------- ----------
Income from
 continuing
 operations    $.19      $.23       $.43       $.49
-------------------- --------- ---------- ----------
Net income
 per share     $.16      $.19       $.30       $.37
-------------------- --------- ---------- ----------


                                      2002
----------------------------------------------------------------------
                   Q1                  Q2                  Q3
------------------------------ ------------------- -------------------
               As                  As                  As
            reported  Restated  reported  Restated  reported  Restated
-------------------- --------- --------- --------- --------- ---------

Revenue     $79,133   $78,996   $81,657   $81,607   $82,842   $83,048
-------------------- --------- --------- --------- --------- ---------
Inc. from
 continuing
 opera-
 tions,
 excluding
 special
 items       $2,334    $2,725    $2,298    $2,120    $2,474    $2,820
-------------------- --------- --------- --------- --------- ---------
Income from
 continuing
 operations  $2,334    $2,725    $2,298    $2,120    $2,474    $2,820
-------------------- --------- --------- --------- --------- ---------
Net income   $1,299    $1,792    $2,022    $1,846    $1,287    $1,682
-------------------- --------- --------- --------- --------- ---------
Per diluted
 share data:
-------------------- --------- --------- --------- --------- ---------
Inc. from
 cont. ops.,
 excl. special
 items         $.07      $.08      $.07      $.07      $.08      $.09
-------------------- --------- --------- --------- --------- ---------
Income per
 share from
 cont. ops.    $.07      $.08      $.07      $.07      $.08      $.09
-------------------- --------- --------- --------- --------- ---------
Net income
 per share     $.04      $.05      $.06      $.06      $.04      $.05
-------------------- --------- --------- --------- --------- ---------


                            2002
----------------------------------------------------
                   Q4                Full Year
------------------------------ ---------------------
              As                  As
            reported  Restated  reported   Restated
-------------------- --------- ---------- ----------

Revenue     $82,069   $81,913   $325,701   $325,564
-------------------- --------- ---------- ----------
Inc. from
 continuing
 opera-
 tions,
 excluding
 special
 items       $3,598    $3,825    $10,704    $11,490
-------------------- --------- ---------- ----------
Income from
 continuing
 operations  $3,598    $3,825    $10,704    $11,490
-------------------- --------- ---------- ----------
Net income   $3,332    $3,669     $7,940     $8,989
-------------------- --------- ---------- ----------
Per diluted
 share data:
-------------------- --------- ---------- ----------
Inc. from
 cont. ops.,
 excl. special
 items         $.11      $.12       $.33       $.36
-------------------- --------- ---------- ----------
Income per
 share from
 cont. ops.    $.11      $.12       $.33       $.36
-------------------- --------- ---------- ----------
Net income
 per share     $.11      $.12       $.25       $.28
-------------------- --------- ---------- ----------


                     2001
---------------------------------
                As
             reported   Restated
---------------------- ----------

Revenue      $306,683   $305,822
---------------------- ----------
Inc. from
 continuing
 operations,
 excluding
 special
 items        ($2,639)   ($2,258)
---------------------- ----------
Income from
 continuing
 operations   ($6,655)   ($6,274)
---------------------- ----------
Net income    ($6,338)   ($6,109)
---------------------- ----------
Per diluted
 share data:
---------------------- ----------
Inc. from
 cont. ops.,
 excl. special
 items          ($.09)     ($.08)
---------------------- ----------
Income per
 share from
 cont. ops.     ($.22)     ($.21)
---------------------- ----------
Net income
 per share      ($.21)     ($.20)
---------------------- ----------



    Special items in 2003:

    -- Debt retirement and refinancing costs of $6.3 million, of which $0.2 million was incurred in the first quarter and the remainder in the third quarter

    -- Restructuring costs related to Company reorganization of $0.9 million, of which $0.2 million was incurred in the third quarter and the remainder in the fourth quarter

    Special items in 2001:

    -- Process improvement project costs in the Physician Services division of $3.4 million, of which $1.0 million was incurred in the first quarter and $1.2 million in each of the second and third quarters

    -- Executive severance costs of $0.6 million incurred in the first quarter


    CONTACT: Per-Se Technologies, Atlanta
             Michele Howard, 770-444-5603
             michele.howard@per-se.com
             www.per-se.com
              or
             Manning Selvage & Lee
             Mike Manning, 404-877-5534 (Media)
             michael.manning@mslpr.com